THE WARRANT REPRESENTED BY THIS CERTIFICATE AND THE SHARES OF
        COMMON STOCK ISSUABLE UPON EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE. THEY MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 AND APPLICABLE STATE LAW, OR (ii) AN OPINION OF COUNSEL, IF SUCH OPINION SHALL BE REASONABLY SATISFACTORY TO COUNSEL FOR VALUE AMERICA, INC., THAT AN EXEMPTION FROM REGISTRATION SHALL BE AVAILABLE. FURTHERMORE, (i) FOR A PERIOD OF AT LEAST 9 MONTHS FROM THE DATE OF ISSUANCE OF THIS WARRANT, THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED OR SOLD TO ANY PERSON NOT A RESIDENT OF THE COMMONWEALTH OF VIRGINIA AND (ii) TRANSFER OF THIS WARRANT AND TEE COMMON STOCK ISSUABLE UPON THE EXERCISE THEREOF ARE SUBJECT TO CERTAIN OTHER RESTRICTIONS ON TRANSFER PURSUANT TO AN AGREEMENT BETWEEN THE HOLDER AND THE COMPANY.

No. 14                                                            10,000 Shares

                        WARRANT TO PURCHASE COMMON STOCK
                                       OF
                              VALUE AMERICA, INC.

        In consideration of $10 and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, VALUE AMERICA, INC., a Virginia corporation ("Company"), hereby grants to DEAN MCWHORTER JOHNSON (collectively, "Holder"), a Warrant to purchase at any time and from time to time in whole or in part, from the date hereof until 5:00 p.m., E.S.T., on October 31, 2002 (the "Expiration Date") up to 10,000 shares of common stock, without par value, of Company (the "Common Stock"), upon delivery to Company of this Warrant with the Warrant Exercise Notice on the bottom hereof duly executed, and simultaneous payment therefor in lawful money of the United States at the price of $5.00 per share (the "Exercise Price"), all subject to the terms and conditions hereof.

        Notwithstanding the foregoing and despite Holder's adherence to the requirements for exercise set forth herein, the Warrant shall not be exercisable for a period of up to 180 days after the date of exercise if in the opinion of legal counsel for the Company, which opinion shall be based on the Company's good faith assessment of its future plans for offers and sales of its securities within the relevant integration period (a copy of which opinion shall be provided to Holder), the exercise of the Warrant by such Holder or the issuance of securities upon the exercise thereof will require registration with or approval of any governmental authority under any federal or state law, or listing on any national or regional securities exchange, provided that if such prohibition shall extend beyond the Expiration Date such expiration shall be tolled until the date 180 days after the lifting of such prohibition.

        This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the shares of Common Stock issuable upon such exercise shall be treated for all purposes as the holder of record of such shares as of the close of business on such date. As promptly as practicable on or after such date and in any event within ten (10) days thereafter, the Company at its expense shall issue and deliver to the person or persons entitled to receive the same certificate or certificates for the number of shares issuable upon such exercise. In the event that this Warrant is exercised in part, the Company at its expense will execute and deliver a new Warrant of like tenor exercisable for the number of shares for which this Warrant may then be exercised.

        No fractional shares or script representing fractional shares shall be issued upon the exercise of this Warrant. In lieu of any fractional share to which the Holder would otherwise be entitled, the Company shall make a cash payment equal to the Exercise Price multiplied by such fraction.

        Company at all times while this Warrant is exercisable will reserve and keep available for issue upon the exercise hereof such number of shares of Common Stock as will be sufficient to permit the exercise in full of this Warrant.

        Should Company effect one or more stock dividends, stock split-ups, subdivisions or consolidations of shares, or other similar changes in capitalization, or merge or consolidate with any other entity, the maximum number of shares which may be purchased under this Warrant shall be proportionately adjusted and the terms of this Warrant shall be adjusted as the Board of Directors of Company shall determine to be equitably required, provided that such adjustments shall be at least as favorable to Holder as any adjustment made in such event under Company's 1997 Stock Incentive Plan is to the option holders under such plan.

        The issuance by Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, this Warrant, provided that in the event Company issues or sells any shares of Common Stock (other than shares of Common Stock issued under this Warrant, under any warrants issued in a registered public offering of securities by Company, or under any employee benefit or stock option plan for employees, directors or consultants of Company) for a consideration per share less than the Market Price (as defined below) per share of the Common Stock on the date immediately prior to the issuance or sale of such shares, or without consideration, then upon such issuance or sale, the number of shares issuable under this Warrant and the Exercise Price shall be adjusted as follows:

(A) The number of shares shall be adjusted to a number equal to the product (computed to the nearest share) resulting from the multiplication of (i) the number of shares of Common Stock issuable upon exercise of this Warrant immediately prior to such adjustment by (ii) a fraction (the "Fraction"), the numerator of which is the sum of the total number of shares of Common Stock outstanding immediately prior to such issue or sale plus the number of additional shares being issued or sold, and the denominator of which is the sum of the total number of shares of Common Stock outstanding immediately prior to such issue or sale plus the number of shares of Common Stock that the aggregate consideration received for the additional shares being issued or sold would purchase at the Market Price on the date of such issue or sale.

(B) The Exercise Price shall be adjusted to a price resulting from dividing the Exercise Price immediately prior to such adjustment by the Fraction.

        Whenever any adjustment is made pursuant to the preceding two paragraphs, Company shall promptly transmit to Holder a certificate signed by the President of Company setting forth, in reasonable detail, the event requiring the adjustment and the method by which the adjustment was calculated, and specifying the number of shares of Common Stock or other securities or property then comprising this Warrant after giving effect to such adjustment or change.

        The phrase "Market Price" at any date shall be deemed to be the last reported sale price, or, in case no such reported sale takes place on such day, the average of the last reported sale prices for the last three trading days, in either case as officially reported by the principal securities exchange on which the Common Stock is listed or admitted to trading or as reported on the NASDAQ National Market System, or, if the Common Stock is not listed or admitted to trading on any national securities exchange or quoted on the NASDAQ National Market System, the average closing bid price as furnished by the National Association of Securities Dealers, Inc. through NASDAQ or similar organization if NASDAQ is no longer reporting such information, or if the Common Stock is not quoted on NASDAQ, as determined in good faith by resolution of the Board of Directors of Company, based on the best information available to it.

        On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and substance to the Company or, in the case of mutilation, on surrender and cancellation of this Warrant, the Company at its expense shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor and amount.

        The Holder shall not be entitled to vote or receive dividends or be deemed the holder of Common Stock or any other securities of the Company that may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Holder, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, or change of stock to no par value, consolidation, merger, conveyance or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until the Warrant shall have been exercised as provided therein.

        On surrender of this Warrant for exchange, properly endorsed, the Company at its expense shall issue to or on the order of the Holder a new warrant or warrants of like tenor, in the name of the Holder or as the Holder (on payment by the Holder of any application transfer taxes) may direct, of the number of shares issuable upon exercise hereof. Notwithstanding the foregoing, the Warrant is issued upon the following terms, all of which such Holder or owner hereof by the taking hereof consents and agrees:

        (a) Title to the Warrant may be transferred by endorsement (by the Holder hereof executing the form of assignment at the end hereof) and delivery to the Company of this Certificate representing the Warrant in the same manner as in the case of a negotiable instrument transferable by endorsement and delivery;

        (b) any person in possession of this Certificate representing the Warrant properly endorsed is authorized to represent himself as absolute owner hereof and is empowered to transfer absolute title to the Warrant by endorsement and delivery hereof to a bona fide purchaser hereof for value; each prior owner waives and renounces all of his equities or rights in the Warrant in favor of such bona fide purchaser, and each such bona fide purchaser shall acquire absolute title to the Warrant and to all rights represented hereof; and

        (c) until the Warrant is transferred on the books of the Company, the Company may treat the registered Holder of the Warrant as the absolute owner of the Warrant for all purposes, notwithstanding any notice to the contrary.

        All notices, advises and communications with respect to this Warrant shall be deemed to have been received, in the case of mailing, on the third business day following the date of such mailing. All notices and all communications from the Company to the Holder of the Warrants shall be mailed by first class registered or certified mail, postage prepaid, at such address as may have been furnished to the Company in writing by such Holder or, until any such Holder furnishes to the Company an address, then to, and at the address of, the last Holder of the Warrant who has so furnished an address to the Company.

        Any term of this Warrant may be amended with the written consent of the Company and the Holder. Any amendment effected in accordance with this paragraph shall be binding upon the Holder, each future holder and the Company. No waivers of, or exceptions to, any term, condition or provision of this Warrant, in any one or more instances, shall not be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

        In case of any consolidation or merger of Company with or into another corporation or a sale of assets having similar effect (other than a consolidation or merger which does not result in any reclassification or change of the outstanding Common Stock), the corporation formed by such consolidation or merger or the entity purchasing such assets (or, in the event such consolidation, merger or sale of assets is effected with a direct or indirect subsidiary of a parent corporation, such parent corporation) shall execute and deliver to the holders of this Warrant a new warrant entitling the holders to receive, upon exercise of such warrant, the kind and amount of shares of stock and other securities and property receivable upon such consolidation, merger or sale of assets by a holder of the number of shares of Common Stock of Company for which such Warrant could have been exercised immediately prior to such consolidation, merger or sale of assets. The above provisions shall similarly apply to successive consolidations, mergers or sales of assets.

        This Warrant has been prepared by LeClair Ryan, A Professional Corporafion, as counsel to the Company ("Counsel"), after full disclosure of its representation of the Company and with the consent and direction of the Company and the Holder. The Holder has reviewed the contents of this Warrant and fully understand its terms. The Holder acknowledges that he, she, or it is fully aware of his, her, or its right to the advice of counsel independent from that of the Company, that Counsel has advised him of such right and disclosed to him the risks in not seeking such independent advice, and that he, she, or it understands the potentially adverse interests of the parties with respect to this Warrant. The Holder further acknowledges that no representations have been made with respect to the tax or other consequences of this Warrant to the Holder and that he, she, or it has been advised of the importance of seeking independent counsel with respect to such consequences. By executing this Warrant, the Holder represents that he, she, or it has, after being advised of the potential conflicts between the Holder and the Company with respect to the future consequences of this Warrant, either consulted independent legal counsel or elected, notwithstanding the advisability of seeking such independent legal counsel, not to consult such independent legal counsel.

        IN WITNESS WHEREOF, Company has caused this Agreement to be executed by its officer hereunto duly authorized and Holder has executed this Agreement each as of the day and year shown below.

Dated as of November 20, 1997.

                                   VALUE AMERICA, INC.

                                   By:  /s/ Rex Scatena
                                       -----------------
                                   Its:  President
                                       -----------------

                                   HOLDER
                                   /s/ Dean Whorter Johnson
                                   -------------------------
                                   DEAN WHORTER JOHNSON


                            WARRANT EXERCISE NOTICE

        The undersigned, owner of a Warrant to purchase shares of Common Stock without par value,_______, of VALUE AMERICA, INC., hereby irrevocably elects to purchase _______ of such shares and herewith makes a payment of $ _________ therefor, and requests that the certificates for such shares be issued in his name, and delivered to __________________________________________________ .


Date: ___________________.

                               Form of Assignment
                   [to be signed only on transfer of Warrant]

For value received, the undersigned hereby sells, assigns, and transfers unto __________ the right represented by the within Warrant to purchase ______ shares of Common Stock of the Company to which the within Warrant relates, and appoints the Secretary or Assistant Secretary of the Company as the undersigned's Attorney to transfer such right on the books of the Company with full power of substitution in the premises.

Dated: ________________, 19__           _______________________________________
                                         (Signature must conform to name of
                                         Holder as specified on the face of the
                                         Warrant)



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